Financial instruments	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]

27. Financial instruments

(a)Fair value and carrying value of financial instruments:

The following presents the fair value ("FV") and carrying value ("CV") of Hudbay's financial instruments and non-financial derivatives:

	Dec. 31, 2020		Dec. 31, 2019
	FV	CV	FV	CV
Financial assets at amortized cost
Cash and cash equivalents [1]	$439,135	$439,135	$396,146	$396,146
Restricted cash[1]	337	337	337	337
Fair value through profit or loss
Trade and other receivables 1, [2,3]	114,381	114,381	91,046	91,046
Non-hedge derivative assets [4]	2,736	2,736	1,712	1,712
Investments [5]	15,669	15,669	11,287	11,287
Total financial assets	572,258	572,258	500,528	500,528
Financial liabilities at amortized cost
Trade and other payables1, [2]	209,413	209,413	184,604	184,604
Deferred Rosemont acquisition consideration [8]	25,961	25,961	24,491	24,491
Other financial liabilities [6]	41,912	40,787	21,338	24,000
Senior unsecured notes [7]	1,277,124	1,139,695	1,050,126	991,558
Fair value through profit or loss
Embedded derivatives [4]	—	—	9,074	9,074
Gold prepayment liability [9]	137,031	137,031	—	—
Non-hedge derivative liabilities [4]	15,312	15,312	10,295	10,295
Total financial liabilities	1,706,753	1,568,199	1,299,928	1,244,022
Net financial liability	$(1,134,495)	$(995,941)	$(799,400)	$(743,494)
[1] Cash and cash equivalents, restricted cash, trade and other receivables and trade and other payables are recorded at carrying value, which approximates fair value due to their short-term nature and generally negligible credit losses.
[2] Excludes tax and other statutory amounts.
[3] Trade and other receivables contain receivables including provisionally priced receivables classified as FVLTPL and various other items at amortized cost. The fair value of provisionally priced receivables is determined using forward metals prices which is a level 2 valuation method.
[4] Derivatives are carried at their fair value, which is determined based on internal valuation models that reflect observable forward market commodity prices, currency exchange rates, and discount factors based on market US dollar interest rates adjusted for credit risk.
[5] All investments are carried at their fair value, which is determined using quoted market bid prices in active markets for listed shares.
[6] These financial liabilities relate to agreements with communities near the Constancia project in Peru (note 15). Fair values have been determined using a discounted cash flow analysis based on expected cash flows and a credit adjusted discount rate.
[7] Fair value of the senior unsecured notes (note 17) has been determined using the quoted market price at the period end. Fair value incorporates the fair value of the prepayment option embedded derivative. The carrying value of this embedded derivative is at FVTPL (2020: $49,754; 2019: $2,585) and has been determined using a binomial tree/lattice approach based on the Hull-White single factor interest rate term structure model.
[8] Discounted value based on a risk adjusted discount rate.
[9] The gold prepayment liability (note 15) is designated as fair value through profit or loss under the fair value option. Gains and losses related to the Company's own credit risk have been recorded at fair value through other comprehensive income. The fair value adjustment recorded in other comprehensive income for the year ended December 31, 2020 was a loss of $1,885.

Fair value hierarchy

The table below provides an analysis by valuation method of financial instruments that are measured at fair value subsequent to recognition. Levels 1 to 3 are defined based on the degree to which fair value inputs are observable and have a significant effect on the recorded fair value, as follows:

— Level 1: Quoted prices in active markets for identical assets or liabilities;

— Level 2: Valuation techniques use significant observable inputs, either directly or indirectly, or valuations are based on quoted prices for similar instruments; and,

—Level 3: Valuation techniques use significant inputs that are not based on observable market data.

December 31, 2020	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$—	$2,736	$—	$2,736
Investments	15,669	—	—	15,669
	$15,669	$2,736	$—	$18,405
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Non-hedge derivatives	$—	$15,312	$—	$15,312
Gold prepayment liability[1]	—	137,031	—	137,031
Financial liabilities at amortized cost:
Other financial liabilities	—	—	41,912	41,912
Senior unsecured notes	1,277,124	—	—	1,277,124
	$1,277,124	$152,343	$41,912	$1,471,379
[1]The gold prepayment liability (note 15) is designated as fair value through profit or loss under the fair value option. Gains and losses related to the Company's own credit risk have been recorded at fair value through other comprehensive income. The fair value adjustment recorded in other comprehensive income for the year ended December 31, 2020 was a loss of $1,885.

December 31, 2019	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$—	$1,712	$—	$1,712
Investments	11,287	—	—	11,287
	$11,287	$1,712	$—	$12,999
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Embedded derivatives	$—	$9,074	$—	$9,074
Non-hedge derivatives	—	10,295	—	10,295
Financial liabilities at amortized cost:
Other financial liabilities	—	—	21,338	21,338
Senior unsecured notes	1,050,126	—	—	1,050,126
	$1,050,126	$19,369	$21,338	$1,090,833

The Company's policy is to recognize transfers into and transfers out of fair value hierarchy levels as of the date of the event or change in circumstances that caused the transfer. During the year ended December 31, 2020 and 2019 Hudbay did not make any such transfers.

(b) Derivatives and hedging:

Copper fixed for floating swaps

Hudbay enters into copper fixed for floating swaps in order to manage the risk associated with provisional pricing terms in copper concentrate sales agreements. As at December 31, 2020, Hudbay had 43.4 million pounds of net copper swaps outstanding at an effective average price of $3.22/lb and settling across January to April 2021. As at December 31, 2019, Hudbay had 66.1 million pounds of net copper swaps outstanding at an effective average price of $2.67/lb and settling across January to April 2020. The aggregate fair value of the transactions at December 31, 2020 was a net liability of $13,198 (December 31, 2019 - a liability position of $8,362).

Transactions involving derivatives are with large multi-national financial institutions that Hudbay believes to be credit worthy.

Non-hedge derivative zinc contracts

Hudbay enters into future dated fixed price sales contracts with zinc customers and, to ensure that the Company continues to receive a floating or unhedged realized zinc price, Hudbay enters into forward zinc purchase contracts that effectively offset the fixed price sales contracts. At December 31, 2020, Hudbay held contracts for forward zinc purchased of 3.5 million pounds (December 31, 2019 - 12.7 million pounds) that related to forward customer sales of zinc. Prices range from $0.87/lb to $1.30/lb (December 31, 2019 - $1.00/lb to $1.15/lb) and settlement dates extend to December 2021. The aggregate fair value of the transactions at December 31, 2020 was an asset position of $622 (December 31, 2019 - a net liability position of $221).

(c) Provisionally priced receivables

Changes in fair value of provisionally priced receivables

Hudbay records changes in fair value of provisionally priced receivables related to provisional pricing in concentrate purchase, concentrate sale and certain other sale contracts. Under the terms of these contracts, prices are subject to final adjustment at the end of a future period after title transfers based on quoted market prices during the quotation period specified in the contract. The period between provisional pricing and final pricing is typically up to three months.

Changes in fair value of provisionally priced receivables are presented in trade and other receivables when they relate to sales contracts and in trade and other payables when they relate to purchase contracts. At each reporting date, provisionally priced metals are marked-to-market based on the forward market price for the quotation period stipulated in the contract, with changes in fair value recognized in revenue for sales contracts and in inventory or cost of sales for purchase concentrate contracts. Cash flows related to changes in fair value of provisionally priced receivables are classified in operating activities.

As at December 31, 2020 and 2019, Hudbay's net position consisted of contracts awaiting final pricing which are as indicated below:

Metal in concentrate		Sales awaiting final pricing		Average YTD price ($/unit)
	Unit	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Copper	pounds (in thousands)	47,901	72,977	3.52	2.80
Gold	oz	18,106	16,152	1,894	1,522
Silver	oz	123,380	124,371	26.35	17.86

The aggregate changes in fair value of provisionally priced receivables within the copper and zinc concentrate sales contracts at December 31, 2020, was an asset position of $21,295 (December 31, 2019 - an asset position of $10,165).

(d)Embedded derivatives

Prepayment option embedded derivative

The senior unsecured notes (note 17) contain prepayment options, which represent embedded derivatives that require bifurcation from the host contract. The prepayment options are measured at fair value, with changes in the fair value being recognized as change in fair value of financial instruments (note 6g). The fair value of the embedded derivative at December 31, 2020 was an asset of $49,754 (December 31, 2019 - $2,585).

Pampacancha delivery obligation-embedded derivative

During the first quarter of 2019, Hudbay recognized an obligation to deliver additional precious metal credits to Wheaton as a result of the Pampacancha deposit not being mined until after January 1, 2020 (note 15). The fair value of the embedded derivative at December 31, 2020 was nil as all payments have been made during 2020 (December 31, 2019 - a liability of $9,074). During the year ended December 31, 2020 precious metal credits totaling $10,856 were delivered to settle this liability.

(e) Other financial liabilities

Gold prepayment liability

The gold prepayment liability (note 15) requires settlement by physical delivery of gold ounces or equivalent gold credits. The fair value of the embedded derivative at December 31, 2020 was a liability of $137,031 (December 31, 2019 - nil).

(f) Financial risk management

Hudbay's financial risk management activities are governed by Board-approved policies addressing risk identification, hedging authorization procedures and limits and reporting. The Company's policy objective, when hedging activities are undertaken, is to reduce the volatility of future profit and cash flow within the strategic and economic goals of Hudbay. From time to time, the Company employs derivative financial instruments, including forward and option contracts, to manage risk originating from exposures to commodity price risk, foreign exchange risk and interest rate risk. Significant derivative transactions are approved by the Board of Directors, and hedge accounting is applied when certain criteria have been met. Hudbay does not use derivative financial instruments for trading or speculation purposes. The following is a discussion of the Company's risk exposures.

(i) Market risk

Market risk is the risk that changes in market prices, including foreign exchange rates, commodity prices, share prices, and interest rates will cause fluctuations in the fair value or future cash flows of a financial instrument.

Foreign currency risk

Hudbay's primary exposure to foreign currency risk arises from:

— Translation of Canadian dollar denominated costs and, to a lesser extent, Peruvian soles cost into US dollars. Substantially all of the Company's revenue are denominated in US dollars, while the majority of its operating costs are denominated in either the Canadian dollar or Peruvian sol. Generally, with gross profit, appreciation of the US dollar relative to the Canadian dollar will increase Hudbay's profit.

— Translation of foreign currency denominated cash and cash equivalents, trade and other receivables, trade and other payables, as well as other financial liabilities. Appreciation of the US dollar relative to a foreign currency will decrease the net asset value of these balances once they have been translated to US dollars, resulting in foreign currency translation losses on foreign currency denominated assets and gains on foreign currency denominated liabilities.

The Manitoba segment's primary financial instrument foreign currency exposure is on US denominated cash and cash equivalents, trade and other receivables and other financial liabilities. The Peru segment's primary financial instrument foreign currency exposure is on Peruvian soles cash and cash equivalents, trade and other payables and other financial liabilities.

The Company's exposure to foreign currency risk was as follows based on notional financial instruments amounts stated in US equivalent dollars:

	Dec. 31, 2020			Dec. 31, 2019
	CAD[1]	USD[2]	PEN[3]	CAD[1]	USD[2]	PEN[3]
Cash and cash equivalent	$7,791	$3,895	$4,141	$8,394	$21,217	$7,617
Trade and other receivables	31	43,316	36,951	374	56,998	25,413
Other financial assets	15,669	—	—	11,287	—	—
Trade and other payables	(6,104)	(1,419)	(34,622)	(5,719)	(435)	(22,618)
Other financial liabilities	—	—	(40,787)	—	—	(24,000)
	$17,387	$45,792	$(34,317)	$14,336	$77,780	$(13,588)
1 HMI is exposed to foreign currency risk on CAD.
[2] The Manitoba segment is exposed to foreign currency risk on USD.
[3] The Peru segment is exposed to foreign currency risk on PEN.

The following sensitivity analysis for foreign currency risk relates solely to financial instruments and non-financial derivatives that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2020 and does not reflect the overall effect that changes in market variables would have on the Company's operating results.

December 31, 2020	Change of:	Would have changed 2020 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$1.1	million
USD/CAD exchange rate[1]	- 10%	(1.4)	million
USD/PEN exchange rate[2]	+ 10%	2.0	million
USD/PEN exchange rate[2]	- 10%	(2.5)	million
December 31, 2019	Change of:	Would have changed 2019 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$3.4	million
USD/CAD exchange rate[1]	- 10%	(4.1)	million
USD/PEN exchange rate[2]	+ 10%	0.8	million
USD/PEN exchange rate[2]	- 10%	(1.0)	million
[1] Effect on profit due to foreign currency remeasurements of balances denominated in a currency different from a Hudbay subsidiary's functional currency.
[2] Effect on profit due to foreign currency remeasurement of balances denominated in Peruvian Sol.

Commodity price risk

Hudbay is exposed to market risk from prices for the commodities the Company produces and sells, such as copper, zinc, gold and silver. From time to time, Hudbay  maintains price protection programs and conducts commodity price risk management through the use of derivative contracts. The following sensitivity analysis for commodity price risk relates solely to financial instruments and non-financial derivatives that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2020 and does not reflect the overall effect that changes in market variables would have on the Group's results of operations.

December 31, 2020	Change of:		Would have changed 2020 after-tax profit by:

Copper prices ($/lb)[3]	+	$0.30	$(1.4)	million
Copper prices ($/lb)[3]	—	$0.30	1.4	million
Zinc prices ($/lb)[4]	+	$0.10	0.3	million
Zinc prices ($/lb)[4]	—	$0.10	(0.3)	million
December 31, 2019	Change of:		Would have changed 2019 after-tax profit by:
Copper prices ($/lb)[3]	+	$0.30	(2.0)	million
Copper prices ($/lb)[3]	—	$0.30	2.0	million
Zinc prices ($/lb)[4]	+	$0.10	1.0	million
Zinc prices ($/lb)[4]	—	$0.10	(1.0)	million
[3] Effect on profit due to provisional pricing derivatives (note 27c) and copper fixed for floating swaps (note 27b).
[4] Effect on profit due to provisional pricing derivatives (note 27c) and non-hedge zinc derivatives (note 27b).

Share price risk

Hudbay is exposed to market risk from share prices of the Company's investments in listed Canadian metals and mining entities. These investments are made to foster strategic relationships, in connection with joint venture agreements and for investment purposes. Management monitors the value of these investments for the purposes of determining whether to add or reduce Hudbay's positions. The following sensitivity analysis of share price risk relates solely to financial instruments that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2020 and does not reflect the overall effect that changes in market variables would have on the Company's finance expenses.

December 31, 2020	Change of:		Would have changed 2020 after-tax profit by:
Share prices	+	25%	$3.9	million
Share prices	—	25%	(3.9)	million
December 31, 2019	Change of:		Would have changed 2019 after-tax profit by:
Share prices	+	25%	$2.8	million
Share prices	—	25%	(2.8)	million

Interest rate risk

Hudbay is exposed to the following interest rate risks:

-  cash flow interest rate risk on its cash and cash equivalents;

-  fair value interest rate risk on its embedded derivative associated with its senior notes; and,

-  interest rate risk on its senior secured revolving credit facilities.

The most material of these risks is the embedded derivative associated with its senior notes. This analysis is based on values at December 31, 2020 and does not reflect the overall effect that changes in market variables would have on the Company's finance expenses.

December 31, 2020	Change of:		Would have changed 2020 after-tax profit by:
Interest rates	+	2.00%	$(38.0)	million
Interest rates	—	2.00%	48.5	million
December 31, 2019	Change of:		Would have changed 2019 after-tax profit by:
Interest rates	+	2.00%	$2.3	million
Interest rates	—	2.00%	(2.6)	million

(ii) Credit risk

Credit risk is the risk of financial loss to Hudbay if a customer or counterparty to a financial instrument fails to meet its obligations. The Company's maximum exposure to credit risk at the reporting date is represented by the carrying amount, net of any impairment losses recognized, of financial assets and non-financial derivative assets recorded on the consolidated balance sheets. Refer to note 27a.

A large portion of Hudbay's cash and cash equivalents are on deposits with major Schedule 1 Canadian banks. Deposits and other investments with Schedule 1 Canadian banks represented 90% of total cash and cash equivalents as at December 31, 2020 (2019 - 92%). Hudbay's investment policy requires it to comply with a list of approved investments, concentration and maturity limits, as well as credit quality. Credit concentrations in the Company's short term investments are monitored on an ongoing basis.

Transactions involving derivatives are with counterparties Hudbay believes to be creditworthy.

Management has a credit policy in place that requires the Company to obtain credit insurance from an investment grade credit insurance provider to mitigate exposure to credit risk in its receivables. At December 31, 2020, approximately 95% of Hudbay's trade receivables were insured or payable by letters of credit (2019 - 96% were insured or payable by letters of credit). Insured receivables have a credit insurance deductible of 10%. The deductible and any additional exposure to credit risk is monitored and approved on an ongoing basis.

Two customers accounted for approximately 56% of total trade receivables as at December 31, 2020 (2019 - two customers accounted for approximately 63%). Credit risk for these customers is assessed as medium to low. As at December 31, 2020, none of the Company's trade receivables were aged more than 30 days (2019 - nil).

(iii) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. Hudbay's objective is to maintain sufficient liquid resources to meet operational and investing requirements.

The following summarizes the contractual undiscounted cash flows of the Company's non-derivative and derivative financial liabilities, including any interest payments, by remaining contractual maturity and financial assets used to manage liquidity risk. The table includes all instruments held at the reporting date for which payments had been contractually agreed at the reporting date. The undiscounted amounts shown are gross amounts, unless the liabilities will be settled net. Amounts in foreign currency are translated at the closing rate at the reporting date. When a counterparty has a choice of when an amount is paid, the liability is allocated to the earliest possible time period.

Dec. 31, 2020	Carrying amount		Contractual cash flows		12 months or less		13 - 36 months		37 - 60 months		More than 60 months
Assets used to manage liquidity risk
Cash and cash equivalents		$439,135		$439,135		$439,135		—		$—		$—
Restricted cash		337		337		337		—		—		—
Trade and other receivables		114,381		114,381		114,381		—		—		—
Non-hedge derivative assets		2,736		2,736		2,736		—		—		—
		$556,589		$556,589		$556,589		$—		$—		$—
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives		$(209,413)		$(209,413)		$(209,413)		$—		$—		$—
Other financial liabilities [1]		(40,787)		(58,837)		(12,097)		(9,483)		(6,578)		(30,679)
Deferred Rosemont acquisition consideration		(25,961)		(30,000)		—		(20,000)		(10,000)		—
Long-term debt, including embedded derivatives		(1,139,695)		(1,726,904)		(87,966)		(168,188)		(742,125)		(728,625)
Gold prepayment obligation		(137,031)		(137,031)		—		(137,031)		—		—
		$(1,552,887)		$(2,162,185)		$(309,476)		$(334,702)		$(758,703)		$(759,304)
Derivative financial liabilities
Non hedge derivative contracts		$(15,312)		$(15,312)		$(15,312)		$—		$—		$—
		$(15,312)		$(15,312)		$(15,312)		$—		$—		$—
[1] Represents the Peru community agreement obligation, excluding interest.

Dec. 31, 2019	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash and cash equivalents	$396,146	$396,146	$396,146	$—	$—	$—
Restricted cash	337	337	337
Trade and other receivables	91,046	91,046	89,451	—	—	1,595
Non-hedge derivative assets	1,712	1,712	1,712	—	—	—
	$489,241	$489,241	$487,646	$—	$—	$1,595
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(184,604)	$(184,604)	$(184,604)	$—	$—	$—
Other financial liabilities [1]	(24,000)	(33,723)	(6,672)	(4,811)	(4,734)	(17,506)
Deferred Rosemont acquisition consideration	(24,491)	(30,000)	—	(10,000)	(20,000)	—
Long-term debt, including embedded derivatives	(991,558)	(1,350,540)	(72,165)	(149,500)	(1,128,875)	—
	$(1,224,653)	$(1,598,867)	$(263,441)	$(164,311)	$(1,153,609)	$(17,506)
Derivative financial liabilities
Embedded derivative	$(9,074)	$(9,074)	$(9,074)	$—	$—	$—
Non-hedge derivative contracts	(10,295)	(10,295)	(10,295)	—	—	—
	$(19,369)	$(19,369)	$(19,369)	$—	$—	$—
[1] Represents the Peru community agreement obligation, excluding interest.